Articles of Incorporation
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA
                               Secretary of State
DEAN HELLER, SECRETARY OF STATE
(For filing office use)                                 (For filing office use)
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    IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION:           URANIUM STRATEGIES INC.
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2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in
                    Nevada where process may be served)
   Name of Resident Agent:                  Robert R. Heller
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   Street Address:   9645   Gateway Dr.,  #B     Reno,   NV          89511
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                 Street No.  Street Name         City                Zip
3. SHARES: (number of shares the corporation is authorized to issue)
   Number of shares with par value  20,000,000   Par value .001
   Number of shares without par value:_______________
4. GOVERNING BOARD: shall be styled as (check one): X Directors ____ Trustees The FIRST BOARD OF DIRECTORS shall consist of 1 members and the name and addresses are as follows (attach additional pages if necessary):
   KEN WEBB            235 DAVISVILLE AVE.,        TORONTO, ONTARIO M4S 1GB
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   Name                    Address                       City/State/Zip

   Name
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   Name                    Address                       City/State/Zip
5. PURPOSE (optional - see reverse side): The purpose of the corporation shall be:
                        GENERAL BUSINESS
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6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form, it cannot be filed and will be returned to your for correction. Number of pages attached ____.
7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the article. (Signatures must be notarized) (Attach additional pages if there are more than two incorporators.)

     Robert R. Heller
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   Name                                        Name (print)

   945 Gateway Dr.      Reno, NV 89511
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   Address              City/State/Zip         Address           City/State/Zip

   /s/Robert R. Heller
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   Signature                                   Signature

   State of  Nevada  County of    Washoe       State of _____ County of _______

   This instrument was acknowledged before     This instrument was acknowledged
   me on                  March 5, 1998, by    before me on ______,  19__, by

              Robert R. Heller
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            Name of Person                              Name of Person
   as incorporator                             as incorporator
   of       URANIUM STRATEGIES INC.            of
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     (name of party on behalf of when         (name of party on behalf of when
     instrument was accepted)                  instrument was accepted)

     /s/Lori Miller                           of
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    Notary Public Signature                   Notary Public Signature
                                             (affix notary stamp or seal)
8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

   I, Robert R. Heller                  hereby accepts appointment as Resident
      -------------------------------   Agent for the above named corporation.

     /s/Robert Heller                                   3/5/98
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    Signature of Resident Agent                         Date